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                                                                   Exhibit 23(a)


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 2002 included in Ablest Inc.'s Form 10-K for the year ended December 30, 2001.


                                                 Arthur Andersen LLP


Tampa, Florida
       May 17, 2002